UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2014

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 7, 2014, Lamar Advertising Company (“Lamar Advertising”) announced a proposed institutional private placement of senior notes of Lamar Media Corp. (“Lamar Media”), its wholly owned subsidiary (the “Proposed Offering”). In connection with the Proposed Offering, Lamar Media disclosed that, at December 31, 2013, there was $502.1 million outstanding under its senior credit facility.

Item 7.01. Regulation FD Disclosure.

In connection with the Proposed Offering, Lamar Media disclosed the updated information about its business and the risk factor information contained in Exhibit 99.1 hereto, which exhibit is incorporated by reference herein.

Item 8.01. Other Events.

Proposed Private Offering

On January 7, 2014, Lamar Advertising issued a press release announcing the Proposed Offering. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.

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This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements are (i) uncertainties relating to market conditions for corporate debt securities generally and for the securities of advertising companies and for Lamar Media in particular, (ii) Lamar Advertising’s ability to qualify as a real estate investment trust (REIT) and maintain its status as a REIT assuming a conversion to REIT status is successfully completed, (iii) changes in tax laws applicable to REITs or in the interpretation of those laws, (iv) the regulation of the outdoor advertising industry by federal, state and local governments and (v) Lamar Media’s ability to amend its senior credit facility. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the senior notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Business and risk factor disclosure.

99.2	Press release of Lamar Advertising Company dated January 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 7, 2014	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: January 7, 2014	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Business and risk factor disclosure.

99.2	Press release of Lamar Advertising Company dated January 7, 2014.